Exhibit 10.21

Execution Copy

OVERTURE MASTER AGREEMENT

Publisher's Name: Viewpoint Corporation	Type of Entity/State: Delaware corporation
Street Address: 498 Seventh Avenue	City/State/Zip: New York, N.Y. 10018
Publisher Contact: Bob Rice	Email: brice@viewpoint.com
Telephone/Fax: (212) 201-0810/(212) 201-0846	Tax Identification Number: 954102687
Payment Address: Same as Street Address

      1. Agreement. This “Agreement” shall mean collectively this Overture Master Agreement, the attached Terms and Conditions to Overture Master Agreement (the “Terms and Conditions”), and the Riders and Exhibits attached hereto and thereto. This Agreement is entered into as of January 14, 2004 (the “Effective Date”) by and between Overture Services, Inc. (“Overture”) and the entity named above (“Publisher”) with respect to the provision by Overture to Publisher of the results and other content checked below (collectively, the “Overture Content”). Terms not defined in this Master Overture Agreement or in the Terms and Conditions are defined in the applicable Riders or in any Exhibits attached thereto.

☒	Paid Placement Overture Results—Rider A
☒	Web Search Results—Rider B
☐	Content Match Results and Other Banner Advertisement Content—Rider C

      Any conflicts between the terms of this Master Overture Agreement (including the Terms and Conditions) and an applicable Rider will be resolved in favor of such Rider.

      2. Toolbar. This Agreement applies only to Publisher's toolbar as depicted in the Mock-Ups attached as Exhibit 1-A to this Overture Master Agreement, as such toolbar may be modified, upgraded or enhanced from time to time in accordance with this Agreement, including Exhibit 1-B to this Overture Master Agreement (the “Toolbar”).

      3. Territory. “Territory” as used herein means the United States, including Puerto Rico and U.S. Territories, and Canada.

      4. Term. This Agreement shall commence as of the Effective Date and continue in force for two (2) years following the Toolbar Launch Date, as defined below (the “Initial Term”), unless earlier terminated in accordance with this Agreement. Thereafter, this Agreement will renew automatically for successive one-year periods (each, a “Renewal Term”) until and unless one party gives written notice to the other party of its intent not to renew no less than 60 days prior to the end of the Initial Term or, if during a Renewal Term, then 60 days prior to the end of the applicable Renewal Term. As used in this Agreement, “Term” means the Initial Term and any Renewal Terms.

      5. Overture Responsibilities.

      5.1 Delivery of Overture Content. Overture will employ commercially reasonable efforts to deliver Overture Content to Publisher in accordance with the requirements set forth in the Terms and Conditions and the Riders attached hereto.

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      5.2 Payments to Publisher. Provided that Publisher is not in [***] of this Agreement, Overture shall pay to Publisher the compensation specified in each applicable Rider within [***] after the end of the [***] in which the applicable revenue was recognized by Overture. All payments will be made in U.S. dollars. With each payment, Overture will include a report that reasonably describes the basis upon which the compensation paid was determined. Overture will have no obligation to make payments in instances when Publisher has failed to utilize the source feed indicators designated by Overture set forth in Section 6.2 of this Overture Master Agreement. Except as specifically set forth in this Section 5.2, Overture will retain all revenues derived from or in connection with this Agreement.

      5.3 [***] The date on which Publisher commences commercial distribution of the Toolbar is referred to in this Agreement as the “Toolbar Launch Date”.

      6. Publisher Responsibilities.

      6.1 Unique Source Feed Indicators. For each unique implementation of the Toolbar, Publisher shall utilize such search URLs or other source feed indicators as may be designated by Overture from time to time.

      6.2 Implementation. Publisher shall display the Overture Content as required in this Overture Master Agreement, the Terms and Conditions and each applicable Rider (including Exhibits) attached hereto and all specifications and requirements that Overture may provide to Publisher from time to time, provided that such specifications and requirements do not substantially modify the look and feel of the mock-ups attached as exhibits to this Agreement. Other than as permitted by this Agreement, Publisher shall not modify any aspect of the Overture Content (including, without limitation, any data contained therein), and shall ensure that the Overture Content appears in the order provided by Overture.

      6.3 Installation of Toolbar; Reporting. An “Install” occurs when (a) the Toolbar is installed on a User's computer pursuant to a User-initiated action, and (b) the User does not uninstall the Toolbar [***]. Publisher shall distribute the Toolbar at its sole expense and shall provide hosting in connection with the downloading, installation and updating of the Toolbar. Installation of the Toolbar shall occur via an opt-in installation process depicted in the mock-ups attached as Exhibit 1-C to this Overture Master Agreement. Publisher agrees that it shall not solicit any individual prospective User more often than [***]. During each month following the Toolbar Launch Date, Publisher shall provide the number of Installs listed in Exhibit 5 to the Overture Master Agreement (each such monthly installation number, a “Monthly Install”) until such time as Overture fully recovers the Prepayment Amount. During each month thereafter, Publisher shall use commercially reasonable efforts to continue to deliver the applicable Monthly Install. During the Term, Partner shall provide weekly reports to Overture, in a mutually agreeable form, containing information regarding the downloading of the Toolbar. Each such report shall contain, at a minimum, the total number of new Installs during the reporting period, the total number of opt-outs during the reporting period and the cumulative number of installations as of the date of such report.

      6.4 [***]A “Paid Result” means any response to a search query, keyword or other request for which the review, cataloging, collection, maintenance, display, indexing, ranking, or other activity is paid for by an advertiser, regardless of the method by which payment is determined (i.e., whether cost-per-click, cost-per-action, cost-per impression, pay-for-placement, paid-inclusion, or otherwise), and regardless of whether Publisher receives payment directly. [***]Publisher acknowledges and agrees that any violation of this Section 6.5 may cause Overture irreparable harm for which there is no adequate remedy at law, thus entitling Overture to seek injunctive relief in addition to all other available legal or equitable remedies. In the event that a court grants such injunctive relief, Publisher waives any applicable bond. [***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      6.5 Communication to Users. Publisher may use the Yahoo Brand Features (as defined in Exhibit 4 hereto) in connection with the install process, on the Toolbar, and on the Results Pages solely as illustrated in Exhibit 1 to Rider A. In the event that Publisher intends to mention, or use in any materials, in any medium the Yahoo name or the Yahoo Brand Features other than as illustrated in Exhibit 1 to Rider A, then Publisher shall obtain Overture's prior written approval in each instance prior to any such use. Publisher shall submit to Yahoo (directly or through Overture) a detailed description of any proposed use. Publisher shall follow at all times the Trademark Usage Guidelines set forth in Exhibit 4 to this Overture Master Agreement in connection with the Yahoo Brand Features.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

“PUBLISHER”	“OVERTURE”

Viewpoint Corporation, a Delaware corporation	Overture Services, Inc., a Delaware corporation

By:	By:

Name:	Name:

Title:	Title:

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TERMS AND CONDITIONS TO OVERTURE MASTER AGREEMENT

1. Definitions.

      1.1 “Above the Fold” means visible on the top of a computer screen without scrolling down or to the right or to the left, at a screen resolution of 1024 by 768.

      1.2 “Advertisers” means the Paid Placement Advertisers as defined in Rider A.

      1.3 “Licensed Materials” means the Overture Marks and the Overture Content.

      1.4 “Overture Marks” means (a) any or all of the following, as provided by Overture: (i) the marks, words or phrases in which Overture has intellectual property rights (including but not limited to those listed in Exhibit 3 attached hereto); and (b) all of the following: (i) the format or general image or appearance of the Web pages provided by Overture or produced by any of its technology or services; (ii) any word, symbol or device, or any combination thereof, used or intended to be used by Overture to identify and distinguish Overture's products or services from the products or services of others, and to indicate the source of such goods or services; and (ii) any updates to the foregoing.

      1.5 “Search Box” means a not pre-populated graphical area on the Toolbar that a User may use to manually enter a Paid Placement Search Query and/or a Web Search Query.

      1.6 “User” means a human end-user of the Toolbar in the Territory (i.e., not 'bots, metaspiders, macro programs, Internet agents or any other automated means) whom Overture is able to verify as being a human end-user using the Tracking Information required in Section 5 of these Terms and Conditions.

2. Mutual Audit. Each party (the “Auditing Party”), at its own expense, will be entitled to retain a reputable, independent certified public accounting firm (the “Auditor”) reasonably acceptable to the other party (the “Audited Party”) solely for the purpose of auditing, at a mutually agreed upon time during normal business hours, only those records of the Audited Party that are reasonably necessary to determine the Audited Party's compliance with its obligations under this Agreement. Prior to an audit, the Auditing Party will require the Auditor to sign a confidentiality agreement reasonably acceptable to the Audited Party, and the results of the audit will be deemed the Audited Party's Confidential Information. Such audit shall be conducted in accordance with generally accepted auditing standards. Auditor will be entitled to disclose to the Auditing Party only whether or not the Audited Party is in compliance with its respective obligations under the Agreement and if the Audited Party is not in compliance, the amount of any non-compliance, but Auditor will be precluded from disclosing any other Confidential Information of the Audited Party to the Auditing Party without the prior written consent of the Audited Party. [***]

3. Grant of License.

      3.1 License. Subject to, and in accordance with, the terms and conditions of this Agreement, Overture grants to Publisher, solely for purposes contemplated in this Agreement, a limited, non-exclusive, non-assignable, non-transferable, non-sublicensable (unless explicitly provided for under this Agreement) license during the Term to (i) use and display the Overture Content in the Territory, and (ii) subject to Overture's approval on a case-by-case basis, use and display one or more of the Overture Marks in the Toolbar. Any rights not expressly granted in this Agreement are reserved by Overture, and all implied licenses are disclaimed.

      3.2 Conditions of License. The Overture Content and if applicable, any licensed Overture Marks, must be reproduced and displayed in the size, place, and manner indicated in this Agreement, and only in compliance with Section 3.7 below, as such Section 3.7 may be modified from time to time by Overture in its sole discretion, and as specifically set forth in any applicable

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rider (including any Exhibits attached thereto). If Publisher engages in any action that Overture determines, in its sole discretion, that the action disparages or devalues the Overture Marks, or Overture's reputation or goodwill, Overture may immediately terminate this Agreement or any license granted herein to the Toolbar, any Overture Content or to any Overture Marks.

      3.3 Ownership of Licensed Materials. Publisher acknowledges that, as between Overture and Publisher, all right, title and interest in the Licensed Materials are exclusively owned by Overture and/or its licensors and that no right other than the limited license granted in this Section 3 is provided to Publisher. Publisher shall not assert any copyright, trademark or other intellectual property ownership or any other proprietary rights in the Licensed Materials, or in any element, derivation, adaptation, variation or name thereof. Publisher shall not contest the validity of, or Overture's ownership of, any of the Licensed Materials. Publisher shall not, in any jurisdiction, adopt, use, or register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any Overture Marks, or any word, symbol or device, or any combination confusingly similar to, or which include, any of the Overture Marks. Except for the limited license expressly granted herein, nothing in this Agreement shall be construed as Overture's granting to Publisher any right, title or interest in or to the Licensed Materials or any of Overture's technology related thereto.

      3.4 Ownership of Overture Content. Publisher acknowledges and agrees that, as between Overture and Publisher, Overture owns all right, title and interest in and to the Overture Content.

      3.5 Ownership of Goodwill. Publisher agrees that, as between Overture and Publisher, any goodwill resulting from Publisher's use of any Licensed Materials as contemplated in this Agreement shall inure to the benefit of Overture. All goodwill or reputation in any of the Licensed Materials shall automatically vest in Overture when any of the Licensed Materials are used by Publisher pursuant to this Agreement.

      3.6 Caching Licensed Material. Publisher shall not cache any Overture Content or any other Licensed Materials.

      3.7 Overture Usage Guidelines. Publisher may use the Overture Content and any Overture Marks licensed pursuant to this Agreement, solely for the purposes authorized in this Agreement and only in compliance with the specifications, directions, information and standards supplied by Overture, as such may be modified by Overture from time to time [***]. Publisher agrees to comply with any requirements established by Overture concerning the style, design, display and use of any such Overture Content [***] and, if applicable, Publisher agrees to comply with any requirements established by Overture concerning the style, design, display, and use of the Overture Marks; to correctly use the trademark symbol (TM) or registration symbol (R) with any use of the Overture Marks, if any, as instructed by Overture; and to use the registration symbol (R) upon receiving notice from Overture of the registration of any licensed Overture Marks. Except as otherwise described in Exhibit 1 to Rider A and Exhibit 1 to Rider B, Publisher may not alter any of the Licensed Materials in any manner, or use any such Licensed Materials in any manner that may dilute, diminish, or otherwise damage Overture's rights and goodwill in any of its Overture Marks. Except as permitted in this Agreement, Publisher may not use any of the licensed Overture Content or Overture Marks in any manner that implies sponsorship or endorsement by Overture of services and products other than those provided by Overture.

4. Publisher Responsibilities.

      4.1 Results Pages. Publisher agrees that it is solely responsible for the development, maintenance and operation of the Results Pages and for all materials and content that appear on the Results Pages (other than any of the Licensed Materials appearing on the Results Pages). Publisher shall not offer to Users incentives of any kind to use any of the Overture Content. [***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      4.2 [***]

5. 'Bot Traffic Identification and Collaboration. The parties will employ commercially reasonable efforts to collaborate throughout the Term to minimize any automated or otherwise invalid use of the Toolbar or Overture Content by or through the use of 'bots, metaspiders, macro programs, or any other automated or inappropriate means. Publisher acknowledges and agrees that in order to make it possible for Overture to identify automated (e.g., 'bot traffic) or otherwise invalid search queries and the corresponding clicks on Overture-provided results, Publisher will include and not interfere with the operation of software code provided by Overture to collect the following tracking information (collectively, the “Tracking Information”): [***] For clarity, the parties intend for this Tracking Information to be uniquely identifiable, but not personally identifiable. [***]

6. DISCLAIMER OF WARRANTIES. OVERTURE IS NOT RESPONSIBLE FOR ANY CONTENT PROVIDED OR APPROVED BY THIRD PARTIES (INCLUDING ADVERTISERS), OR FOR ANY THIRD PARTY SITES THAT CAN BE LINKED TO OR FROM THE OVERTURE CONTENT OR BY MEANS OF THE TOOLBAR. THE OVERTURE CONTENT IS PROVIDED SOLELY “AS IS.” OVERTURE MAKES, AND PUBLISHER AND USERS RECEIVE, NO WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE. OVERTURE, ITS AFFILIATES AND LICENSORS EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES OF MERCHANTABILITY, SATISFACTORY QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE, AND OR NON-INFRINGEMENT. OVERTURE DOES NOT WARRANT THAT THE TOOLBAR SHALL BE OPERABLE OR THAT ITS OPERATION SHALL BE UNINTERRUPTED OR ERROR FREE OR THAT IT WILL FUNCTION OR OPERATE IN CONJUNCTION WITH ANY OTHER PRODUCT, SOFTWARE OR HARDWARE, OR THAT IT WILL NOT DAMAGE ANY OTHER PRODUCT OR CAUSE ANY LOSS OR CORRUPTION OF DATA.

7. Confidentiality.

      7.1 Definition. “Confidential Information” means any information disclosed by either party to the other party during the Term, either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as “Confidential,” “Proprietary” or some similar designation. All of the terms of this Agreement shall be deemed Confidential Information. Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure. Confidential Information will not, however, include any information which (a) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (b) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (c) was already in the possession of the receiving party at the time of disclosure by the disclosing party, but only if the receiving party received it from a third party who had the right to provide such information to the receiving party; or (d) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information. For the avoidance of doubt, Overture shall have the right to share Confidential Information with Yahoo! Inc (“Yahoo”) so long as Yahoo complies with the restrictions set forth in Section 7.2 below of these Terms and Conditions.

      7.2 Restrictions. The receiving party agrees (a) not to disclose any Confidential Information of the disclosing party to any third parties (except to its employees or agents on a “need-to-know” basis and only if such employees and agents are bound by confidentiality obligations no less strict than those set forth in this Section 7, and except as otherwise permitted below); (b) not to use any such Confidential Information for any purposes except to exercise its rights and carry out its responsibilities under this Agreement, and (c) to keep the Confidential Information of the disclosing party confidential using the same degree of care the receiving party uses to protect its

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

own Confidential Information, as long as the receiving party uses at least reasonable care. If either party receives a subpoena or other validly issued judicial process requesting, or is otherwise required by a government agency (such as the SEC) to disclose, Confidential Information of the other party, then the receiving party shall promptly notify the disclosing party of such requirement, may disclose such Confidential Information without the prior written approval of the disclosing party and shall reasonably cooperate to seek confidential treatment or to obtain an appropriate protective order to preserve the confidentiality of the Confidential Information. Each party will use commercially reasonable efforts to give the other party [***] prior notice of its intent to file this Agreement with the SEC or other similar regulatory agency and will use commercially reasonable efforts to consult with the other party for the purpose of incorporating reasonably proposed redactions (i.e., such proposed redactions to comply with laws, rules and regulations interpreting securities and other applicable laws). All obligations under this Section 7.2 shall survive for [***]after expiration or earlier termination of this Agreement.

8. LIMITATION OF LIABILITY. NEITHER PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CAUSE OF ACTION OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY WILL BE LIABLE FOR DIRECT DAMAGES IN EXCESS OF THE AMOUNTS PAID BY OVERTURE TO PUBLISHER DURING [***] PRIOR TO THE TIME THAT THE CAUSE OF ACTION AROSE. NOTWITHSTANDING THE FOREGOING, THE LIMITATIONS OF LIABILITY PROVIDED IN THIS SECTION 8 SHALL NOT APPLY TO ANY OF THE FOLLOWING: (A) A PARTY'S CONFIDENTIALITY OBLIGATIONS, (B) A PARTY'S BREACH OF SECTION 10.2 OF THE TERMS AND CONDITIONS, OR (C) PUBLISHER'S BREACH OF ITS EXCLUSIVITY OBLIGATIONS SET FORTH IN THIS AGREEMENT.

9. Termination.

      9.1 Termination for Breach. If either party breaches any material covenant, representation and/or warranty of this Agreement and such breaching party does not cure such breach within [***] of written notice by the non-breaching party of such breach, then the non-breaching party may terminate the Agreement upon written notice to the breaching party. Notwithstanding the prior sentence, if either party breaches any covenant, representation or warranty of this Agreement that is not capable of being cured, then the non-breaching party may terminate this Agreement immediately upon written notice to the breaching party.

      9.2 Termination for Publisher Change in Control. Overture may terminate this Agreement without liability to Publisher immediately upon the existence of a Change in Control by Publisher. For purposes of this Section 9.2, the term “Change in Control” means (a) a merger, consolidation or other reorganization to which Publisher is a party, if the individuals and entities who were stockholders (or partners or members or others that hold an ownership interest) of Publisher immediately prior to the effective date of the transaction have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than [***] of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (b) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of then issued and outstanding securities (or other ownership interests) of Publisher in a single transaction or a series of transactions representing in the aggregate [***] or more of the total combined voting power of Publisher, or (c) a sale of all or substantially all of Publisher's assets.

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      9.3 Termination for Bankruptcy, Etc. Either party may suspend performance and/or terminate this Agreement if the other party makes any assignment for the benefit of creditors or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee or receiver appointed for its business or assets or any party thereof.

      9.4 Termination [***]

      9.5 Effect of Termination or Expiration. Upon the termination of this Agreement for any reason (a) all license rights granted herein shall terminate immediately, (b) Publisher shall immediately cease distribution and use of the Overture Content and any licensed Overture Marks, and (c) Sections 1.3, 2, 3.3, 3.4, 3.5, 3.6, 6, 7, 8, 10.1, 10.5, 10.9, 10.11, 10.12 and 10.13 of these Terms and Conditions, Sections A, B and C of Exhibit 2 to Overture Master Agreement, if applicable, and any other provisions of this Agreement that by their terms should survive the expiration or earlier termination of this Agreement, shall survive such expiration or earlier termination.

10. Miscellaneous.

      10.1 Notice. Any notice required for or permitted by this Agreement shall be in writing and shall be deemed delivered if delivered as indicated: (a) by personal delivery when delivered personally, (b) by overnight courier upon written verification of receipt, (c) by certified or registered mail, return receipt requested, upon verification of receipt, or (d) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report and followed by a copy of such transmission sent in accordance with either (a), (b) or (c) above. All notices must be sent, if to Publisher, at the address provided on page 1 of the Overture Master Agreement or if to Overture, at 74 North Pasadena Avenue, Third Floor, Pasadena, California 91103, Attn: Vice President Business Affairs, Fax: (626) 685-5601, or to such other address as the addressee party may have provided for the purpose of notice in accordance with this Section 10.1.

      10.2 Press Release. Publisher may not issue any press release or other public statements regarding this Agreement, excluding any disclosures that may be required by law subject to the provisions of Section 7.2 of these Terms and Conditions. Notwithstanding the prior sentence, Overture may in its discretion permit such a press release or public statement, but such consent must be by an authorized person of Overture and must be in writing. Publisher's failure to obtain the prior written approval of Overture shall be deemed a material non-curable breach of this Agreement, whereby Overture may terminate this Agreement immediately following written notice to Publisher, and the cure provisions set forth in Section 10 above shall not apply.

      10.3 Assignment. Subject to the restrictions set forth below, this Agreement may be assigned in whole or in part and shall inure to the benefit of, and shall be binding upon, the parties' successors and assigns. Overture may assign this Agreement, without Publisher's consent, to Yahoo or entities under common control with Yahoo. Upon assignment of this Agreement, the assignor shall cease to be liable under this Agreement except for events occurring prior to the date of assignment. Notwithstanding anything contained herein to the contrary, Publisher shall not assign any of its rights under this Agreement nor delegate any of its duties under this Agreement without Overture's prior written consent.

      10.4 No Third Party Beneficiaries. Except as otherwise provided in this Agreement, all rights and obligations of the parties hereunder are personal to them and this Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

      10.5 Governing Law. This Agreement will be governed and construed in accordance with California law, without regard to its conflict of law principles. [***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

      10.6 Independent Contractors. The parties to this Agreement are independent contractors. This Agreement shall not be construed to create a joint venture or partnership between the parties. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

      10.7 Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, earthquakes, Internet outages, acts of God, acts of war, acts of terrorism, governmental action, or any other cause that is beyond the reasonable control of such party.

      10.8 Compliance with Law. Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Agreement.

      10.9 Entire Agreement. This Agreement (including the Overture Master Agreement, the Terms and Conditions attached thereto, and the Riders and Exhibits attached hereto and thereto) together constitute the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes, and the terms of this Agreement govern, any other prior or collateral agreements (including without limitation, any warranties) with respect to the subject matter hereof. Any amendments to this Agreement must be in writing and executed by an officer of the parties. Nothing in this Agreement shall be deemed to impair, restrict, limit or affect in any way the manner in which Overture operates its business.

      10.10 Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document upon execution by both Publisher and Overture. The parties shall be entitled to rely upon a facsimile of a signed copy of this Agreement as if it were an original signed counterpart.

      10.11 Severability. If any provision of this Agreement is held or made invalid or unenforceable for any reason, such invalidity shall not affect the remainder of this Agreement, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties hereto and has like economic effect.

      10.12 Waiver. The terms or covenants of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Agreement.

      10.13 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1-A TO OVERTURE MASTER AGREEMENT

Overture reserves the right to make modifications to this mock-up prior to the Toolbar Launch Date.

EXHIBIT 1-B TO OVERTURE MASTER AGREEMENT

MODIFICATIONS TO TOOLBAR AND RESULTS PAGES

      A. Publisher may add new functionality and enhancements to the Toolbar that are substantially similar to the following items:

      [***]

      B. Any modifications other than those described in paragraph A above to the Toolbar must be approved by Overture prior to launch [***].

EXHIBIT 1-B-1

[***]

EXHIBIT 1-B-2

[***]

EXHIBIT 1-B-3

[***]

EXHIBIT1-B-4

[***]

EXHIBIT 1-B-5

[***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1-C TO OVERTURE MASTER AGREEMENT

INSTALLATION MOCK-UPS

Overture reserves the right to make modifications to this mock-up prior to the Toolbar Launch Date.

[***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 2 TO OVERTURE MASTER AGREEMENT

      A. Publisher Warranties. Publisher represents and warrants that (I) the content residing on the Results Pages where Overture Content is displayed (except to the extent provided by Overture), and/or the technology used by Publisher in connection therewith and/or the means by which users have access to or obtain the Toolbar (collectively, “Publisher Items”): (1) are owned, validly licensed for use by Publisher or in the public domain; (2) do not constitute defamation, libel, obscenity; (3) do not violate applicable law or regulations; (4) do not infringe, dilute or otherwise violate any copyright, patent, trademark or other similar intellectual property right, or otherwise violate or breach any duty toward, or rights of any person or entity, including without limitation, rights of privacy and publicity; and (5) do not result in any consumer fraud, product liability, breach of contract to which Publisher is a party, or cause injury to any third party and (II) Publisher has the right, power and authority, with respect to each User, to distribute to Users, and install on a User's computer, the Toolbar without additional consent by the User.

      B. Immediate Termination Right. [***]

      C. Publisher Indemnification. Publisher shall indemnify, defend and/or settle, and pay damages awarded pursuant to any third party claim brought against Overture that [***]; provided that Overture promptly notifies Publisher in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Publisher (at Publisher's expense and with Publisher's choice of counsel), and cooperates fully with Publisher (at Publisher's request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Publisher to perform the foregoing. Publisher will not enter into any settlement or compromise of any claim without Overture's prior consent, which shall not be unreasonably withheld.

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 3
OVERTURE MARKS

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EXHIBIT 4 TO OVERTURE MASTER AGREEMENT
Trademark Usage Guidelines

GUIDELINES FOR USE OF YAHOO! BRAND FEATURES

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EXHIBIT 5 TO OVERTURE MASTER AGREEMENT

INSTALL DELIVERY SCHEDULE

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*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

RIDER A

PAID PLACEMENT OVERTURE RESULTS

      1. Definitions. As used in the Agreement, the following capitalized terms have the meanings set forth below. Unless otherwise defined in this Rider A, capitalized terms shall have the meanings set forth in other parts of this Agreement.

a. “Paid Placement Advertiser” means any third party advertiser that has signed up to be included in Paid Placement Overture Results.

b. “Paid Placement Bidded Click” means a valid click by a User on a Paid Placement Overture Result displayed on a Results Page in response to a Paid Placement Search Query. Paid Placement Bidded Clicks are determined by Overture's servers and the validity of a click is determined by Overture in its reasonable discretion [***].

c. “Paid Placement Gross Revenue” means amounts collected by Overture from Paid Placement Advertisers solely for Paid Placement Bidded Clicks on the Results Pages (after deducting any taxes that Overture may be required to collect, if any, excluding deductions for taxes on Overture's net income). For purposes of this definition only, “amounts collected by Overture” take into account adjustments for such matters as credit card processing fees, charge-backs, discounts allowed to advertising agencies and refunds to Paid Placement Advertisers.

d. “Paid Placement Overture Results” means the search results provided to Publisher by Overture pursuant to this Rider A, which search results contain information and other content of Paid Placement Advertisers.

e. “Paid Placement Search Query” means any search conducted on or through the Toolbar by a User.

f. “Results Pages” means the Web pages on which Paid Placement Overture Results appear.

      2. Delivery of Paid Placement Search Queries and Paid Placement Overture Results. Publisher will immediately send all Paid Placement Search Queries to Overture each and every time a User initiates a Paid Placement Search Query. Upon receiving a Paid Placement Search Query, Overture shall use commercially reasonable efforts to deliver either Paid Placement Overture Results or a response that no Paid Placement Overture Results are being delivered for that Paid Placement Search Query.

      3. Implementation of Paid Placement Overture Results; Marketing Link. If Overture delivers Paid Placement Overture Results to Publisher pursuant to Section 2 of this Rider A, Publisher shall then display all such Paid Placement Overture Results on Results Pages in accordance with the mock-ups attached as part of Exhibit 1 to this Rider A. [***] The number of Paid Placement Overture Results provided by Overture to Publisher for each Paid Placement Search Query will in each instance be determined by Overture [***] Publisher shall also display on the Results Pages, if requested and provided by Overture, a link to a Web page operated by Overture for the purpose of explaining Paid Placement Overture Results and informing potential advertisers how they may sign up to become Paid Placement Advertisers.

      4. Compensation. Overture shall pay Publisher for Paid Placement Bidded Clicks in accordance with the alternative checked below.

      [***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

	Revenue Share Structure when Monthly Install is Satisfied	Revenue Share Structure when Monthly Install is Not Satisfied

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      5. Publisher's [***] Right. [***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1 TO RIDER A

ADDITIONAL REQUIREMENTS—PAID PLACEMENT OVERTURE RESULTS—MOCK-UP

Overture reserves to right to make modifications to this mock-up prior to the Toolbar Launch Date.

[***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

RIDER B

WEB SEARCH RESULTS

      1. Definitions. As used in the Agreement, the following capitalized terms have the meanings set forth below. Unless otherwise defined in this Rider B, capitalized terms shall have the meanings set forth in other parts of the Agreement.

a. “Web Search Query” means any search conducted on or through the Toolbar by a User.

b. “Web Search Results” means the algorithmically generated search results provided to Publisher by Overture pursuant to this Rider B.

      2. Delivery of Web Search Queries and Web Search Results. Publisher will immediately send all Web Search Queries to Overture each time that a User initiates a Web Search Query. Upon receiving a Web Search Query, Overture shall use commercially reasonable efforts to deliver Web Search Results or a response that no Web Search Results are being delivered for that Web Search Query.

      3. Implementation of Web Search Results. If Overture delivers Web Search Results to Publisher as required pursuant to Section 2 of this Rider B, Publisher shall then display all such Web Search Results on Results Pages in accordance with the mock-ups attached as part of Exhibit 1 to this Rider B. The number of Web Search Results provided by Overture to Publisher for each Web Search Query will in each instance be determined by Overture. Publisher shall display all Web Search Results together in their entirety, without any other content of any kind interspersed between such Web Search Results (i.e., contiguously). If this Agreement includes a Rider A, the Web Search Results shall be displayed below the Paid Placement Overture Results provided by Overture to Publisher pursuant to such Rider A. Any additional requirements regarding the implementation of the Web Search Results are set forth in Exhibit 1 attached hereto.

      4. Compensation. Compensation payable in connection with the provision of Web Search Results shall be in accordance with the alternative checked below:

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      5. Publisher's [***] Right. [***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 1 TO RIDER B

ADDITIONAL REQUIREMENTS—WEB SEARCH RESULTS

Overture reserves to right to make modifications to this mock-up prior to the Toolbar Launch Date.

[***]

*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.